FOR IMMEDIATE RELEASE

Company Contact:
Jennifer Carberry
NYFIX, Inc.
(203) 425-8000 or
info@nyfix.com
WWW.NYFIX.COM

                                                                    Exhibit 99.1

              NYFIX REPORTS 2003 FOURTH QUARTER AND ANNUAL RESULTS

STAMFORD, CT, MARCH 9, 2004: NYFIX, INC. (NASDAQ:  NYFX), a leader in technology solutions  for  the  financial  marketplace,  today  announced,  subject  to the statements in the Disclosure section below, its financial results for the fourth quarter and year ended December 31, 2003. Highlights include:

     o    Revenue of $65.9 million in 2003, up 18% from $55.8 million in 2002;
     o    Transaction revenue of $12.7 million in 2003, up 79% from $7.1 million in 2002;
     o    Subscription and service revenue of $44.2 million in 2003, up 10% from
          $40.2 million in 2002;
     o    Cash  provided by  operating  activities  of $15.4  million in 2003 as compared to $3.8 million in 2002;
     o    Cash provided by operating  activities of $10.4 million for the fourth quarter 2003;
     o    Net loss of $4.4 million  ($0.14 per common share) in 2003 as compared to a net loss of $3.2 million ($0.11 per common share) in 2002;
     o    Net loss of $2.3  million  ($0.07  per  common  share)  for the fourth quarter of 2003 as compared to net income of $0.6  million  ($0.02 per common share) for the fourth quarter of 2002;
     o    Fourth quarter 2003 and year-end  results of operations were adversely impacted by a charge of $2.2 million ($1.3 million after tax, or $0.04 per common share) primarily related to a Company initiated  receivable collection  campaign  designed to increase the Company's cash position through the acceleration of cash collection from certain customers.

FOURTH QUARTER RESULTS

Revenue for the fourth quarter of 2003 was $16.5  million,  as compared to $16.4 million for the third quarter of 2003 and $17.3  million for the fourth  quarter of 2002.  The net loss was $2.3 million  ($0.07 per common share) for the fourth quarter  of 2003 as  compared  to a net loss of $1.1  million  ($0.03 per common share) for the third  quarter of 2003 and net income of $0.6 million  ($0.02 per common  share) for the fourth  quarter of 2002.  Fourth  quarter 2003  operating results were adversely  impacted by a charge of $2.2 million ($1.3 million after tax, or $0.04 per common share) as noted above. The Company  provided  discounts for cash collections to certain customer  segments impacted by recent changes to market distribution and those exposed to impact from pending regulatory changes.
Last year, fourth quarter 2002 earnings were positively impacted by $0.5 million
($0.02 per common share) for the favorable results of a completed study relating to research and development tax credits incentives  available to the Company for
1999 through 2002.

Cash, cash equivalents and short-term  investments was $24.5 million at December
31, 2003 as compared to $16.5 million at September 30, 2003 and $21.9 million at
December 31, 2002. Accounts receivable was $10.4 million at December 31, 2003 as compared to $18.4  million at September  30, 2003 and $16.6  million at December
31, 2002. Cash provided by operating activities was $10.4 million for the fourth quarter  of 2003,  which  was  offset by cash used by  investing  and  financing activities totaling $0.9 million.

FULL YEAR RESULTS

Revenue for the year ended December 31, 2003 was $65.9  million,  as compared to
$55.8  million for 2002.  The net loss for the year was $4.4 million  ($0.14 per common share) as compared to a net loss of $3.2 million ($0.11 per common share)
for 2002.  Cash  provided by operating  activities  was $15.4  million for 2003, which was offset by cash used in  investing  and  financing  activities  of $5.6 million.

BUSINESS UPDATE

NYFIX increased  revenue in 2003 and believes it has increased  market share and improved  its  position  for  2004.  The  Company  continued  to  invest  in its operations,  products, and processing capacity for both the Company's technology and transaction  segments.  While impacting  operating  results for 2003,  these costs, and increased  staffing and technology  investments,  formed an important part of the Company's strategy.  Specifically,  investing in building a platform for  distribution  of products  and  services to the  buyside  industry  and the statistical  arbitrage and hedge fund community,  establishing its self-clearing operations,  acquiring  Renaissance and further  developing the Company's global plans were part of our efforts in 2003

To better position the Company in a changing  environment,  one of the Company's strategic  initiatives in 2003 was to expand the NYFIX Network to the buyside or institutional  investment  community.  The sizeable US and global  institutional investor community  increased its demand for greater access to brokers,  markets and technology for improving  execution  quality and cost. This  opportunity for
NYFIX to combine the industrial strength and reach of its NYFIX Network with new dynamic  products can help this market  segment  improve its results and further streamline  operations.  With many  specific  buyside  products in their initial rollout or development  phase,  the Company  believes  these product  offerings, together  with its existing  capabilities,  have enabled it to sign close to 100 buyside  institutions  for high-speed  data-circuits to connect to their trading partners and services on the NYFIX Network.  "We have executed these  agreements in a relatively  short period of time. With 40 of these customers  ranked in the top 200 buyside firms,  we believe this affirms our strategy,"  commented  Peter
Kilbinger  Hansen,  Chairman and Chief Executive Officer of NYFIX, Inc. Delivery
of  network  connectivity,   including  dedicated  circuits,  routers,  and  FIX
Certification processing and testing,  typically results in a lead-time of 90 to
180 days from contract execution to production.

As the Company  continues to expand and strengthen  its brokerage  market share, the addition of Renaissance Trading Technologies was a key element in its plans.
The acquisition of Renaissance in 2003 bolstered the Company's OTC capabilities, bringing a  state-of-the-art  market making and agency trading platform into its product  portfolio.  The  Renaissance  products,  combined  with NYFIX's  Listed trading products, enable the Company to deliver a robust-quality offering to the
OTC market,  as well as to the increasing number of firms combining their Listed and OTC trading operations.

"Based  on our  business  model of  expanding  into new  customer  segments,  we anticipate  revenue  growth and  profitability  in 2004.  Despite  disappointing operating  results  for 2003,  we made  significant  strides  in  advancing  our
business  strategy,   positioning  the  Company  for  future   competitiveness,"
concluded Mr. Hansen.

DISCLOSURE

The Company has received a comment  letter from the SEC's  Division of Corporate
Finance regarding the Company's accounting for its investment in and acquisition of its 80%-owned subsidiary, NYFIX Millennium,  L.L.C. The comments were made by the SEC in connection  with its review of a  registration  statement on Form S-3 filed in 2003.  The comments  relate solely to the Company's  accounting for its investment in and  acquisition of NYFIX  Millennium and the Company has reviewed its accounting  for these  transactions  and believes it is proper.  On March 5,
2004, the Company responded to the SEC comment letter. The Company will continue to use its best efforts to address comments from the SEC. However, the Company's results  for the fourth  quarter  and year 2003 could be subject to change.  The
Company  expects to submit an  extension  on the filing of its Annual  Report on
Form 10-K for the year ended  December 31, 2003 until March 30, 2004.  While the
Company  expects to file its Form 10-K by the extended  filing date, it can give no assurance this will be accomplished.

GUIDANCE

The Company  expects revenue for the first quarter of 2004 to be in the range of
$16.5  million to $18.0  million.  First  quarter  earnings  per common share is expected  to be in the  range of a net loss of $0.03  to  breakeven.  While  the
Company is  focusing  on growing  its  recurring  subscription  and  transaction revenue,  capital sales continue to be a component of quarterly  revenue and are less  predictable,  which may impact the consistency of the Company's  financial results. The Company expects to return to profitability for the year 2004.

The Company is hosting its quarterly  earnings call today at 12:00 Noon EST. The
call       can      be       accessed       via      the       Internet       at
HTTP://WWW.FIRSTCALLEVENTS.COM/SERVICE/AJWZ371547017GF12.HTML  and the Company's
website  at  HTTP://WWW.NYFIX.COM.  A  replay  of the  conference  call  will be available via the Company's website.

EXECUTIVE OFFICER APPOINTMENT

The  Company is pleased to  announce  the  appointment  of Keith R.  Jamaitis as
President of NYFIX USA. In his new role, Mr.  Jamaitis will be  responsible  for revenue and business  development  for the Company's core brokerage  business as well  as the  Javelin  and  recently-acquired  Renaissance  product  lines.  Mr.
Jamaitis,  who has been with NYFIX  since 1997,  was  formerly  Chief  Operating
Officer  of NYFIX  USA and prior to that lead the  project  management,  account management, and product support teams for the Company.

ABOUT NYFIX, INC.

NYFIX, INC. through its subsidiaries and affiliate  provides  electronic trading
technology   infrastructure  and  execution  services  to  brokerage  firms  and institutional investors.  NYFIX products and services automate trading workflows by  streamlining  data  entry  and  seamlessly  integrate  electronic  order and execution handling.  NYFIX offers a complete electronic desktop order management solution,  stationary  and wireless  handheld  exchange  floor  technology;  FIX
(Financial  Information  eXchange Protocol) messaging and monitoring tools and a high volume trade execution  platform.  Its products  deliver  straight  through
processing  ("STP")  for  front,   middle  and  back  office  trade  transaction
processing.  NYFIX maintains  multiple data centers and an extensive  network of electronic  circuits  that  link  industry  participants  for  electronic  trade communication  and  provides  access  to the  global  equities  and  derivatives financial markets.

NYFIX,  a pioneer in the  FIX-based  solutions  offers a  FIX-compliant  product suite.  NYFIX's core technology,  which includes equity solutions for listed and over-the-counter  markets,  derivatives  and future products and Javelin's Appia and Instant  Integrator  products,  are  complemented  by NYFIX's  broker-dealer operations,  which offers its NYFIX Millennium ATS and trade execution services.
Headquartered in Stamford, Connecticut, NYFIX has additional offices in New York
City, Chicago,  San Francisco,  London and Madrid. For more information,  please visit www.nyfix.com and www.javtech.com.

THIS  PRESS  RELEASE  CONTAINS  CERTAIN  FORWARD-LOOKING  STATEMENTS  WITHIN THE
MEANING OF SECTION 27A OF THE  SECURITIES  ACT OF 1933, AS AMENDED,  AND SECTION
21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH ARE INTENDED TO BE
COVERED BY THE SAFE HARBORS  CREATED  THEREBY.  INVESTORS ARE CAUTIONED THAT ALL
FORWARD-LOOKING  STATEMENTS  INVOLVE RISKS AND  UNCERTAINTY,  INCLUDING  WITHOUT
LIMITATION,  THE  ABILITY OF THE  COMPANY TO MARKET AND  DEVELOP  ITS  PRODUCTS.
ALTHOUGH   THE   COMPANY   BELIEVES   THAT  THE   ASSUMPTIONS   UNDERLYING   THE
FORWARD-LOOKING   STATEMENTS  CONTAINED  HEREIN  ARE  REASONABLE,   ANY  OF  THE
ASSUMPTIONS COULD BE INACCURATE,  AND THEREFORE,  THERE CAN BE NO ASSURANCE THAT
THE  FORWARD-LOOKING  STATEMENTS INCLUDED IN THIS PRESS RELEASE WILL PROVE TO BE
ACCURATE.   IN  LIGHT  OF  THE   SIGNIFICANT   UNCERTAINTIES   INHERENT  IN  THE
FORWARD-LOOKING  STATEMENTS  INCLUDED HEREIN,  THE INCLUSION OF SUCH INFORMATION
SHOULD NOT BE REGARDED AS A  REPRESENTATION  BY THE COMPANY OR ANY OTHER  PERSON
THAT THE OBJECTIVES AND PLANS OF THE COMPANY WILL BE ACHIEVED.

                                      ####

                                      NYFIX, INC.
                       CONSOLIDATED STATEMENTS OF OPERATIONS, UNAUDITED
                           (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                             QUARTER ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------
                                                2003             2002                2003            2002
                                             --------          --------           --------        --------

REVENUE:
  Subscription                                 $  9,087        $  8,149            $ 34,852        $ 31,715
  Sale                                            2,155           3,404               8,955           8,517
  Service contract                                2,276           2,622               9,370           8,471
  Transaction                                     3,017           3,112              12,732           7,109
                                               --------        --------            --------        --------
    Total revenue                                16,535          17,287              65,909          55,812
                                               --------        --------            --------        --------
COST OF REVENUE:
  Subscription                                    5,432           4,706              20,182          16,105
  Sale                                              492             537               1,886           2,072
  Service contract                                  645             493               2,351           1,918
  Transaction                                     1,923           2,194               7,913           6,615
                                               --------        --------            --------        --------
    Total cost of revenue                         8,492           7,930              32,332          26,710
                                               --------        --------            --------        --------
GROSS PROFIT:
  Subscription                                    3,655           3,443              14,670          15,610
  Sale                                            1,663           2,867               7,069           6,445
  Service contract                                1,631           2,129               7,019           6,553
  Transaction                                     1,094             918               4,819             494
                                               --------        --------            --------        --------
    Total gross profit                            8,043           9,357              33,577          29,102
                                               --------        --------            --------        --------

OPERATING EXPENSE:
  Selling, general and administrative            11,137           7,965              35,763          29,884
  Research and development                          410             316               1,353           1,386
  Depreciation and amortization                   1,223             825               4,918           4,870
                                               --------        --------            --------        --------
    Total operating expense                      12,770           9,106              42,034          36,140
                                               --------        --------            --------        --------
(Loss) income from operations                    (4,727)            251              (8,457)         (7,038)

Investment income                                    40             192                 597             666
Interest expense                                    (51)            (46)               (125)           (262)
Other expense, net                                 (109)           (350)               (758)           (621)
                                               --------        --------            --------        --------
(Loss) income  before income tax benefit         (4,847)             47              (8,743)         (7,255)
     and minority interest
Income tax benefit                               (2,512)           (514)             (4,370)         (3,783)
                                               --------        --------            --------        --------

(Loss) income before minority interest           (2,335)            561              (4,373)         (3,472)
Minority interest in NYFIX Millennium, net
   of tax                                            --              --                  --             306
                                               --------        --------            --------        --------
Net (loss) income                              $ (2,335)       $    561            $ (4,373)       $ (3,166)
                                               ========        ========            ========        ========

Basic (loss) income per common share           $  (0.07)       $   0.02            $  (0.14)       $  (0.11)
                                               ========        ========            ========        ========
Basic weighted average common shares             31,805          31,069              31,462          30,126
   outstanding
                                               ========        ========            ========        ========
Diluted (loss) income per common share         $  (0.07)       $   0.02            $  (0.14)       $  (0.11)
                                               ========        ========            ========        ========
Diluted weighted average common shares           31,805          31,745              31,462          30,126
   outstanding                                 ========        ========            ========        ========

                                                  NYFIX, INC.
                                     CONSOLIDATED BALANCE SHEETS, UNAUDITED
                                                 (IN THOUSANDS)

                                                                              DECEMBER 31,
                                                                        -----------------------
                                                                            2003         2002
                                                                        ---------    ---------
ASSETS
Current assets:
  Cash and cash equivalents                                               $  21,006    $  11,213
  Short-term investments                                                      3,448       10,727
  Accounts receivable, net                                                   10,371       16,601
  Due from unconsolidated affiliates                                             --          537
  Deferred income taxes                                                         976          590
  Prepaid expenses and other current assets                                   4,784        4,036
                                                                          ---------    ---------
    Total current assets                                                     40,585       43,704
Property and equipment, net                                                  16,592       18,186
Goodwill                                                                     76,866       70,161
Acquired intangible assets, net                                              10,235        9,404
Investments in unconsolidated affiliates                                      3,088        5,510
Notes receivable and other amounts due from unconsolidated affiliates
                                                                                814        2,521
Deferred income taxes                                                        10,816        6,181
Other assets, net                                                             7,378        5,150
                                                                          ---------    ---------
    Total assets                                                          $ 166,374    $ 160,817
                                                                          =========    =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                        $   6,663    $   3,729
  Accrued expenses                                                            6,508        5,360
  Current portion of capital lease obligations                                1,089          531
  Deferred revenue                                                            2,732        2,561
  Current portion of other long-term debt and liabilities                     1,894          142
                                                                          ---------    ---------
    Total current liabilities                                                18,328       12,881
Long-term portion of capital lease obligations                                  135          664
Other long-term debt and liabilities                                          1,137          207
                                                                          ---------    ---------
    Total liabilities                                                        19,600       13,752
                                                                          ---------    ---------

Stockholders' equity:
  Preferred stock
  Common stock                                                                   33           32
  Additional paid-in capital                                                165,392      161,347
  Retained earnings                                                             903        5,276
  Treasury stock                                                            (19,480)     (19,100)
  Notes receivable issued for common stock                                      (74)        (597)
  Accumulated other comprehensive income                                         --          107
                                                                          ---------    ---------
    Total stockholders' equity                                              146,774      147,065
                                                                          ---------    ---------
    Total liabilities and stockholders' equity                            $ 166,374    $ 160,817
                                                                          =========    =========